                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                   FORM 8-K/A

                                 AMENDMENT NO. 3

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): March 20, 2000
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                       FIDELITY NATIONAL FINANCIAL, INC.
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             (Exact Name of Registrant as Specified in its Charter)



           Delaware                      1-9396                  86-0498599
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(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
       of Incorporation)                                     Identification No.)


      17911 Von Karman, Suite 300,
          Irvine, California                                       92614
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(Address of Principal Executive Offices)                         (Zip Code)


                                 (949) 622-5000
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              (Registrant's telephone number, including area code)


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

         Form 8-K/A Amendment No. 2 contained certain typographical errors related to the 1999 Chicago Title Corporation historical numbers as presented in the Pro Forma Combined Statement of Earnings included herein. This amended filing corrects for these errors.

ITEM 2. ACQUISITION OR DISPOSAL OF ASSETS

         On March 20, 2000, Fidelity National Financial, Inc., a Delaware corporation ("Fidelity"), completed its acquisition of Chicago Title Corporation, a Delaware corporation ("Chicago Title") pursuant to the Agreement and Plan of Merger, dated as of August 1, 1999 and amended as of October 13, 1999 (the "Merger Agreement"), between Fidelity and Chicago Title. As provided in the Merger Agreement, which was approved by the stockholders of Fidelity and Chicago Title at special meetings of stockholders held on February 9, 2000 and February 11, 2000, respectively, Chicago Title merged with and into Fidelity, with Fidelity as the surviving corporation in the merger (the "Merger"). As a result of and at the effective time of the Merger, each issued and outstanding share of common stock, par value $1.00 per share, of Chicago Title was converted into the right to receive merger consideration having a value of approximately $49.29, consisting of cash or shares of common stock, par value $.0001 per share, of Fidelity. Holders of shares of Chicago Title had the right, on or prior to 5:00 p.m., eastern time, on March 20, 2000, the date on which the effective time of the Merger occurred, to elect to receive their merger consideration in the form of cash, or in the form of shares of Fidelity common stock, or a combination of cash and Fidelity shares.

        Pursuant to an Exchange Agent Agreement between Fidelity and Harris Trust Company of New York, as exchange agent, Fidelity deposited cash in the aggregate amount of $570,250,486 and an aggregate of 38,761,680 shares of Fidelity common stock, for distribution to the former holders of common stock of Chicago Title common stock on the basis of their respective elections and subject to the proration provisions of the Merger Agreement. On Monday, March 27, 2000, Fidelity announced allocation information resulting from the Exchange Agent's compilation of elections received from Chicago Title stockholders. According to the Exchange Agent, the holders of 6,992,831 Chicago Title shares elected to receive cash in the Merger, and the holders of 14,324,315 Chicago Title shares elected to receive shares of Fidelity common stock in the Merger. Accordingly, pursuant to the allocation and proration provisions of the Merger Agreement, each former Chicago Title stockholder who elected to receive cash in the Merger is entitled to receive cash in the amount of $49.2879 for each share with respect to which a cash election, or no election, was made and each former Chicago Title stockholder who elected to receive shares of Fidelity common stock in the Merger is entitled to receive 2.7060 shares of Fidelity common stock and cash in the amount of $13.6304 for each share with respect to which a stock election is made, together with cash in lieu of any fractional shares of Fidelity common stock otherwise issuable in respect thereof, at the rate of $13.1771 per Fidelity share.

        The cash portion of the merger consideration was provided by borrowings made under Fidelity's new senior credit facility. On the closing date, Fidelity incurred borrowings of $715 million, of which approximately $570 million was deposited with the Exchange Agent to pay the cash portion of the merger consideration to former stockholders of Chicago Title, and $145 million was used to refinance certain existing indebtedness of Fidelity, FNF Capital, Inc., a wholly-owned subsidiary of Fidelity, and Chicago Title and to pay transaction expenses. The borrowings include $450 million aggregate principal amount of term loans, $100 million aggregate principal amount of short-term revolving loans, and $165 million aggregate principal amount of revolving loans.

        The Merger has been treated as a reorganization pursuant to Section 368(a) of the Internal Revenue Code, as amended, and has been accounted for under the "purchase method" of accounting. The closing sale price of the Fidelity common stock on the closing date, as reported by the New York Stock Exchange, was $18.00.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (a) Financial statements of businesses acquired.

            The audited consolidated balance sheets of Chicago Title Corporation and its subsidiaries ("Chicago Title") as of December 31, 1999 and 1998, and the related consolidated statements of income, changes in stockholders' equity and comprehensive income and cash flows for each of the three years in the three-year period ended December 31, 1999, together with notes thereto and the report of KPMG LLP, independent auditors, are incorporated by reference to Exhibit 99.3 to the Registrant's Current Report on Form 8-K filed April 10, 2000.

        (b) Pro forma financial statements.

            The pro forma financial data required to be filed by Item 7(b) of Form 8-K are included herein.

        (c) Exhibits.

            99.1 Press Release of Fidelity National Financial, Inc., announcing completion of merger with Chicago Title Corporation, issued on March 20, 2000 (incorporated by reference from Exhibit 99.1 to the Registrant's Current Report on Form 8-K filed April 4, 2000).

            99.2 Press Release of Fidelity National Financial, Inc., announcing merger consideration election information, issued on March 27, 2000 (incorporated by reference from Exhibit
                   99.2 to the Registrant's Current Report on Form 8-K filed April 4, 2000).

            99.3 The audited consolidated balance sheets of Chicago Title Corporation and its subsidiaries as of December 31, 1999 and 1998, and the related consolidated statements of income, changes in stockholders' equity and comprehensive income and cash flows for each of the three years in the three-year period ended December 31, 1999, together with notes thereto and the report of KPMG LLP, independent auditors (incorporated by reference from Exhibit 99.3 to the Registrant's Current Report on Form 8-K filed April 10,
                   2000).

            99.4 Consent of KPMG LLP, with respect to the audited consolidated financial statements of Chicago Title Corporation and its subsidiaries.

            99.6   Pro forma financial data and notes thereto.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         FIDELITY NATIONAL FINANCIAL, INC.



Dated: June 6, 2000                      By:  /s/    ALAN L. STINSON
                                              ----------------------------------
                                              Name:  Alan L. Stinson
                                              Title: Executive Vice President
                                                     and Chief Financial Officer

                                 EXHIBIT INDEX

           EXHIBIT
           INDEX                  DESCRIPTION
           -------                -----------

            99.1 Press Release of Fidelity National Financial, Inc., announcing completion of merger with Chicago Title Corporation, issued on March 20, 2000 (incorporated by reference from Exhibit 99.1 to the Registrant's Current Report on Form 8-K filed April 4, 2000).

            99.2 Press Release of Fidelity National Financial, Inc., announcing merger consideration election information, issued on March 27, 2000 (incorporated by reference from Exhibit
                   99.2 to the Registrant's Current Report on Form 8-K filed April 4, 2000).

            99.3 The audited consolidated balance sheets of Chicago Title Corporation and its subsidiaries as of December 31, 1999 and 1998, and the related consolidated statements of income, changes in stockholders' equity and comprehensive income and cash flows for each of the three years in the three-year period ended December 31, 1999, together with notes thereto and the report of KPMG LLP, independent auditors (incorporated by reference from Exhibit 99.3 to the Registrant's Current Report on Form 8-K filed April 10,
                   2000).

            99.4 Consent of KPMG LLP, with respect to the audited consolidated financial statements of Chicago Title Corporation and its subsidiaries.

            99.6   Pro forma financial data and notes thereto.